Filed under Rule 497(e)

Registration No. 333-08653

Seasons Series Trust

SA Allocation Aggressive Portfolio

SA Allocation Balanced Portfolio

SA Allocation Moderate Portfolio

SA Allocation Moderately Aggressive Portfolio

(the “Portfolios”)

Supplement dated June 24, 2026

to the Portfolios’ Statement of Additional Information (“SAI”)

dated April 30, 2026, as supplemented and amended to date

Effective July 1, 2026, in the table under the section entitled “PORTFOLIO MANAGERS – Other Accounts,” in the section pertaining to SunAmerica Asset Management, LLC (“SunAmerica”), the information pertaining to Andrew Sheridan is hereby deleted and replaced with the following:

Adviser/ Subadviser	Portfolio Managers	Other Accounts (As of March 31, 2026)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
SunAmerica	Singh, Manisha Wu, Robert	12 12	$15,158,241,189 $15,158,241,189	— —	— —	— —	— —

In the table under the section entitled “PORTFOLIO MANAGERS – Ownership of Portfolio Shares by Portfolio Managers,” in the section pertaining to SunAmerica, the information pertaining to Andrew Sheridan is hereby deleted and replaced with the following:

Portfolio	Adviser/Subadvisers	Portfolio Managers	Dollar Range of Equity Securities in the Portfolio Owned by the Portfolio Managers
Seasons Managed Allocation Portfolio	SunAmerica	Singh, Manisha Wu, Robert	None None

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SSTSAI-SUP4 (6/26)